SCHWAB INVESTMENTS

(the “Trust”)

Schwab Short-Term Bond Market Fund

Schwab Total Bond Market Fund

Supplement dated April 19, 2017 to the

Summary Prospectus and Statutory Prospectus (“Prospectuses”), each dated December 15, 2016, as supplemented on February 2, 2017

This supplement provides new and additional information beyond that contained in the

Prospectuses and should be read in conjunction with the Prospectuses.

At a meeting held on April 19, 2017, in light of additional information provided by Charles Schwab Investment Management, Inc. (“CSIM”), the Board of Trustees of the Trust reconsidered its previous decision regarding the reorganization of Schwab Short-Term Bond Market Fund into Schwab Short-Term Bond Index Fund and the reorganization of Schwab Total Bond Market Fund into Schwab U.S. Aggregate Bond Index Fund and approved the liquidations of, and related Plans of Liquidation for, the Schwab Short-Term Bond Market Fund and Schwab Total Bond Market Fund (each, a “Fund” and together, the “Funds”).

In accordance with the Plans of Liquidation, each Fund will redeem all of its outstanding shares on or about August 18, 2017 (the “Liquidation Date”), and distribute the proceeds to the Fund’s shareholders in an amount equal to their proportionate interest in the net assets of the Fund after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities. Effective immediately, each Fund will begin winding down its business and affairs and, on or before the Liquidation Date, all portfolio holdings of the Fund will be converted to cash, cash equivalents or other liquid assets. As a result, the Fund will not be able to achieve its stated investment objective and will deviate from its stated investment policies from the date of this supplement through the Liquidation Date.

Shareholders of each Fund may redeem their shares or exchange their shares for shares of another Schwab Fund for which they are eligible to purchase (as discussed in the Prospectuses) at any time prior to the Liquidation Date. The liquidations are not expected to be taxable events for either Fund. As is the case with other redemptions of Fund shares, any shareholder redemptions prior to the Liquidation Date, as well as mandatory redemptions on the Liquidation Date, may constitute a taxable disposition of shares for shareholders who do not hold their shares through tax-advantaged accounts (i.e., constitute a sale that may result in gain or loss for federal income tax purposes). Exchanges for shares for another Schwab Fund will also be treated as a sale for federal income tax purposes. Shareholders should contact their tax advisors to discuss the potential tax consequences of the liquidation.

CSIM will bear all expenses associated with the liquidations other than transaction costs associated with winding down each Fund’s portfolio and will waive fees and reimburse each Fund for all operating expenses incurred during the period from the date of this supplement through the Liquidation Date.

Each Fund closed to new investors on February 22, 2017 (the “Closing Date”), and will remain closed to new investors through the Liquidation Date. Existing shareholders of either Fund (including participants in 401(k) plans) as of the Closing Date through the Liquidation Date may continue to purchase additional shares and receive dividends and/or distributions in the form of additional shares of the Funds. Dividends prior to or at the time of Liquidation are expected to be taxable to taxable shareholders. Through the Liquidation Date, shareholders of other funds of the Schwab Funds and Laudus Funds group of funds are not permitted to exchange any of their shares for shares of either Fund.

Once the Funds have been liquidated, all references to the Funds will be deleted from the Prospectus and Statement of Additional Information.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

REG96866-00 (04/17)

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